Exhibit A


                                 AIRPLANES GROUP

                          Report to Certificateholders

                   All numbers in US$ unless otherwise stated



          Payment Date: 15 March 2001.
          Calculation Date: 09 March 2001.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          ------------------------------------------------------------------------------------------------------------------
                                                                                                   Balance on
                                     Prior Balance        Deposits          Withdrawals         Calculation Date
          ------------------------------------------------------------------------------------------------------------------
                                                   9-Feb-01                                                  9-Mar-01

          Lessee Funded Account                            0.00                0.00              (0.00)                0.00
          Expense Account (note ii)                1,018,542.72       20,005,257.71     (16,162,146.44)        4,861,653.99
          Collection Account (note iii)          200,082,523.22       36,986,038.97     (48,615,353.22)      188,453,208.97
          ------------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve               40,000,000.00                                               40,000,000.00
           -  Maintenance Reserve                 80,000,000.00                                               80,000,000.00
           -  Security Deposit                    36,203,986.00                                               36,467,170.00
           -  Other Collections (net of
                interim withdrawals)              43,878,537.22                                               31,986,038.97
          ------------------------------------------------------------------------------------------------------------------
          Total                                  201,101,065.94       56,991,296.68     (64,777,499.66)      193,314,862.96
          ------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY

          -------------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (Febuary 09, 2001)                                        1,018,542.72
          Transfer from Collection Account (previous Payment Date)                                       14,981,457.28
          Transfer from Collection Account (interim deposit)                                              5,000,000.00
          Interest Earned during period                                                                      23,800.43
          Payments during period between prior Calculation Date and the relevant Calculation Date:
           - Payments on previous Payment Date                                                           (3,146,313.07)
           - Other payments                                                                             (13,015,833.37)
                                                                                                      -----------------
          Balance on relevant Calculation Date (March 09, 2001)                                           4,861,653.99
          -------------------------------------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY

          -------------------------------------------------------------------------------------------------------------
          Balance on preceding Calculation Date (Febuary 09, 2001)                                      200,082,523.22
          Collections during period                                                                      36,944,177.82
          Swap receipts (previous Payment Date)                                                              41,861.15
          Transfer to Expense Account  (previous Payment Date)                                          (14,981,457.28)
          Transfer to Expense Account  (interim withdrawal)                                              (5,000,000.00)
          Net transfer to Lessee Funded Accounts                                                                  0.00
          Aggregate Certificate Payments (previous Payment Date)                                        (27,304,210.52)
          Swap payments (previous Payment Date)                                                          (1,329,685.42)
                                                                                                      -----------------
          Balance on relevant Calculation Date (March 09, 2001)                                         188,453,208.97
          -------------------------------------------------------------------------------------------------------------



(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

    ==================================================================================================
                            ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                            Priority of Payments
                         (i)Required Expense Amount                                     12,600,000.00
                        (ii)a) Class A Interest                                          8,762,187.17
                            b) Swap Payments                                             1,179,289.04
                       (iii)First Collection Account Top-up                            120,000,000.00
                        (iv)Minimum Hedge Payment                                          396,000.00
                         (v)Class A Minimum Principal                                            0.00
                        (vi)Class B Interest                                             1,373,240.64
                       (vii)Class B Minimum Principal                                    1,109,743.00
                      (viii)Class C Interest                                             2,375,979.69
                        (ix)Class D Interest                                             3,580,412.50
                         (x)Second Collection Account Top-up                            36,922,317.00
                        (xi)Class A Principal Adjustment Amount                          5,015,693.92
                       (xii)Class C Scheduled Principal                                          0.00
                      (xiii)Class D Scheduled Principal                                          0.00
                       (xiv)Modification Payments                                                0.00
                        (xv)Soft Bullet Note Step-up Interest                                    0.00
                       (xvi)Class E Minimum Interest                                             0.00
                      (xvii)Supplemental Hedge Payment                                           0.00
                     (xviii)Class B Supplemental Principal                                       0.00
                       (xix)Class A Supplemental Principal                                       0.00
                        (xx)Class D Outstanding Principal                                        0.00
                       (xxi)Class C Outstanding Principal                                        0.00
                      (xxii)Class E Supplemental Interest                                        0.00
                     (xxiii)Class B Outstanding Principal                                        0.00
                      (xxiv)Class A Outstanding Principal                                        0.00
                       (xxv)Class E Accrued Unpaid Interest                                      0.00
                      (xxvi)Class E Outstanding Principal                                        0.00
                     (xxvii)Charitable Trust                                                     0.00
                                                                                  --------------------
    Total Payments with respect to Payment Date                                        193,314,862.96
          Less Collection Account Top-Ups ((iii) and (x)above)                        (156,922,317.00)
                                                                                  --------------------
                                                                                        36,392,545.96
                                                                                  ====================

(iv) PAYMENT ON THE CERTIFICATES

 -----------------------------------------------------------------------------------------------------------------------------------
 (a)  FLOATING RATE CERTIFICATES                    A-4 (1)               A-6           A-7 (1)              A-8            Class B
      Applicable LIBOR                            5.56875%           5.56875%         5.56875%          5.56875%           5.56875%
      Applicable Margin                           0.62000%           0.34000%         0.26000%          0.37500%           0.75000%
      Applicable Interest Rate                    6.18875%           5.90875%         5.82875%          5.94375%           6.31875%
      Interest Amount Payable                   962,694.44       2,070,041.34     2,493,409.72      3,236,041.67       1,373,240.64
      Step Up Interest Amount                         0.00               0.00             0.00              0.00               0.00

      Opening Principal Balance             200,000,000.00     450,430,585.03   550,000,000.00    700,000,000.00     279,421,580.25
      Minimum Principal Payment Amount                0.00               0.00             0.00              0.00       1,109,743.00
      Adjusted Principal Payment Amount               0.00       5,015,693.92             0.00              0.00               0.00
      Supplemental Principal Payment Amount           0.00               0.00             0.00              0.00               0.00
      Total Principal Distribution Amount             0.00       5,015,693.92             0.00              0.00       1,109,743.00
      Redemption Amount
       - amount allocable to principal                0.00               0.00             0.00              0.00               0.00
       - premium allocable to premium                 0.00               0.00             0.00              0.00               0.00
                                            ----------------------------------------------------------------------------------------
      Outstanding Principal Balance
             (March 15, 2001)               200,000,000.00     445,414,891.11   550,000,000.00    700,000,000.00     278,311,837.25
 -----------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------
 (b)  FIXED RATE CERTIFICATES                                     Class C            Class D
      Applicable Interest Rate                                         8.1500%           10.8750%
      Interest Amount Payable                                     2,375,979.69       3,580,412.50


      Opening Principal Balance                                 349,837,500.00     395,080,000.00
      Scheduled Principal Payment Amount                                  0.00               0.00
      Redemption Amount                                                   0.00               0.00
       - amount allocable to principal                                    0.00               0.00
           - amount allocable to premium                                      0.00               0.00
          Actual Pool Factor                                             0.9329000          0.9877000
                                                                 -------------------------------------
          Outstanding Principal Balance (March 15, 2001)            349,837,500.00     395,080,000.00
     -------------------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                         n/a                n/a
       in the event of a partial redemption

 ---------------------------------------
 (1)  As reported in the Form 8-K filed on
      March 8, 2001, we intend to refinance the
      Subclass A-4 and A-7 Certificates on
      March 15, 2001.
      ---------------------------------------


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
-----------------------------------------------------------------------------------------------------------------
                                                      A-6                A-8              A-9             Class B
     Applicable LIBOR                            5.16375%           5.16375%         5.16375%            5.16375%
     Applicable Margin                           0.34000%           0.37500%         0.55000%            0.75000%
     Applicable Interest Rate                    5.50375%           5.53875%         5.71375%            5.91375%
------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

-----------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                 A-4             A-6              A-7             A-8            A-9       Class B

     Opening Principal Amount               2,000.00        4,504.31         5,500.00        7,000.00                     2,794.22
     Total Principal Payments                   0.00          (50.16)            0.00            0.00                       (11.10)
     Refinancing Proceeds                                                                                   7,500.00
     Refinancing Payments                  (2,000.00)                       (5,500.00)
                                           ----------------------------------------------------------------------------------------
     Closing Outstanding Principal Balance      0.00        4,454.15             0.00        7,000.00       7,500.00      2,783.12

     Total Interest                             9.63           20.70            24.93           32.36                        13.73
     Total Premium                              0.00            0.00             0.00            0.00                         0.00
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                     Class C           Class D

     Opening Principal Amount                       3,498.38          3,950.80
     Total Principal Payments                           0.00              0.00
                                         --------------------------------------
     Outstanding Principal Balance                  3,498.38          3,950.80

     Total Interest                                    23.76             35.80
     Total Premium                                      0.00              0.00
-------------------------------------------------------------------------------